                                                                     Exhibit 1

                            UNDERWRITERS' STATEMENT

                             STRUCTURAL TERM SHEET
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1996-C1
                    CLASSES A-1, A-2, A-3, A-PO, B, C AND D

The attached Structural Term Sheet (the 'Term Sheet') is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch & Co. and First Union Capital Markets Corp. (the 'Underwriters') and not by the issuer of the securities identified above (the 'Offered Securities') or any other party. The issuer of the Offered Securities has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Securities, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet reflects future performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Securities for definitive terms of the Offered Securities and the collateral. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320 or First Union at (704) 374-4565.

Either Underwriter of the Offered Securities, and its affiliates may in the future have a position in the Offered Securities (and in other securities issued by the issuer of the Offered Securities) and may purchase or sell the same on a principal basis or as an agent for another person. In addition, either
Underwriter of the Offered Securities and certain of its affiliates may currently be providing investment banking and other services to the issuer of the Offered Securities and the borrowers of loans that are included among the collateral and their affiliates.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Offered Securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                  Investor Preliminary - Structural Term Sheet

 Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

OFFERED SECURITIES
----------------------------------------------------------------------------------------------------------
                              Approx.
         S&P/Fitch              Size       Approx.               Approx.  Approx.   WAL @    Principal
 Class     Rating   Offering    (mm)        Sub.    Bond Type   Coupon(1)  Price    0% CPR     Window
 -----     ------   --------    ----        ----    ---------   ---------  -----    -------    ------
  A-1      AAA/AAA   Public      $182.3     32.5%  Fixed Coupon    7.20%   101       5.2 yrs 5/96 to 4/03
  A-2      AAA/AAA   Public        27.8     32.5   Fixed Coupon    7.35    101       7.4     4/03 to 9/04
  A-3      AAA/AAA   Public       225.9     32.5   Fixed Coupon    7.55    101       9.8     9/04 to 2/06
 A-PO       NR/AAA   Public         0.8     32.5  Principal Only      0     --       5.1     5/96 to 2/06
   B        AA/AA    Public        38.8     26.5   Fixed Coupon    7.55    100       9.9     2/06 to 3/06
   C         A/A     Public        38.8     20.5   Fixed Coupon    7.55     99      10.0     3/06 to 3/06
   D       BBB/BBB   Public        32.4     15.5   Fixed Coupon    7.55     96      10.0     3/06 to 4/06
----------------------------

(1) Subject to change based upon market conditions at the time of pricing.

--------------------------------------------------------------------------------

SECURITIES NOT OFFERED
----------------------------------------------------------------------------------------------
                       Approx.
                        Size   Approx.                     Approx.     WAL @       Principal
 Class    Offering      (mm)     Sub.       Bond Type      Coupon(1)   0% CPR        Window
 -----    --------      ----     ----       ---------      --------    ------        -------
     E     Private     $48.5     8%      Fixed Coupon        7.55%     10.3 yrs   4/06 to 1/07
     F     Private      32.4     3       Fixed Coupon        7.55      14.3       1/07 to 2/13
     G     Private      19.4     0       Fixed Coupon        7.55      21.7       2/13 to 3/21
     IO(2) Private       --      --        I/O Strip           --        --       2/13 to 3/21
----------------------------

(1) Subject to change based upon market conditions at the time of pricing.

(2) The IO Class will be entitled to (i) any excess interest above 7.55% on any loans, and (ii) an additional fixed strip off of classes A-1 and A-2. In addition, the IO Class will also receive some allocation of prepayment penalties, as described below.

--------------------------------------------------------------------------------

Key Features:

     Pass-Through Structure: Senior/subordinated, sequential pay pass-through bonds and one principal only strip off certain loans.

     Underwriters: Merrill Lynch & Co., First Union Capital Markets Corp.

     Depositor: Merrill Lynch Mortgage Investors, Inc.

     Allocation of Penalties: Allocated to both the Offered and Non-Offered classes as described herein.

     Master Servicer: GE Capital Asset Management.

     Special Servicer: GE Capital Realty Group Inc., an affiliate of the Master Servicer.

     Trustee: Bankers Trust Company.

     Distribution: 25th day of the month.

     Interest Accrual Period: 1st to the 1st (24 day delay).

     Delivery: The Depository Trust Co. ("DTC") through CEDE and Co.

     ERISA: Classes A-1, A-2, A-3 and A-PO are ERISA eligible subject to certain conditions for eligibility. Classes B, C and D are not ERISA eligible.

     SMMEA: None of the Offered Securities is SMMEA eligible.

     Tax Treatment: REMIC.

     Optional Termination: 1% clean up call.

----------------------- -------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriters'  Statement which
     (212) 449-5320     accompanies this Structural Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to read carefully, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the  Offered  Securities  referred  to  herein  (the
                        "Offered   Securities")   in  making  their   investment
                        decision.  This  Structural  Term Sheet does not include
                        all  relevant   information   relating  to  the  Offered
                        Securities  described herein,  particularly with respect
                        to the risks and special considerations  associated with
                        an investment in the Offered Securities.  All structural
                        information  contained  herein is preliminary  and it is
                        anticipated  that  such  information  will  change.  Any
                        information   contained   herein   will  be  more  fully
                        described  in,  and will be  fully  superseded  by,  the
                        descriptions  of the  collateral  and  structure  in the
                        preliminary prospectus supplement and Final Prospecutus.
                        Although the  information  contained in this  Structural
                        Term  Sheet is based on sources  which the  Underwriters
                        believes to  be  reliable,   the  Underwriters  makes no
                        representation  or  warranty  that such  information  is
                        accurate or  complete.  Such  information  should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor   shall
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
----------------------- --------------------------------------------------------

                  Investor Preliminary - Structural Term Sheet

 Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PENALTIES

The prepayment penalties will be allocated between the non-IO and IO Classes as follows:

       Percentage Prepayment Penalties:

          Allocation:   40%  to  the  non-IO   classes  and  60%  to  Class  IO.
          Distributions to the non-IO classes will be made sequentially to the class (other than to the Class A-PO) currently receiving principal.

       Yield Maintenance Penalties:

          Any yield maintenance penalties will be allocated between the non-IO and IO classes based upon a formula which is based, in part, on the relationship between the bond coupon of the class currently receiving principal, the mortgage rate of the loan that has prepaid, and the discount rate used in calculating the borrower's yield maintenance penalty.

--------------------------------------------------------------------------------
  % of Yield Maintenance Premium                 (Bond Coupon - Discount Rate)
                                       =         -----------------------------
     Allocated to Non-IO Bonds                   (Mortgage Rate - Discount Rate)
--------------------------------------------------------------------------------

          In general, this formula provides for an increase in the allocation of yield maintenance penalties to the non-IO classes as interest rates decrease and a decrease in the allocation to such classes as interest rates rise.

Penalties allocated to the non-IO classes will be distributed sequentially to the class (other than to the Class A-PO) currently receiving principal.


----------------------- -------------------------------------------------------


      MERRILL LYNCH     Investors should read the Underwriters'  Statement which
     (212) 449-5320     accompanies this Structural Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to read carefully, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the  Offered  Securities  referred  to  herein  (the
                        "Offered   Securities")   in  making  their   investment
                        decision.  This  Structural  Term Sheet does not include
                        all  relevant   information   relating  to  the  Offered
                        Securities  described herein,  particularly with respect
                        to the risks and special considerations  associated with
                        an investment in the Offered Securities.  All structural
                        information  contained  herein is preliminary  and it is
                        anticipated  that  such  information  will  change.  Any
                        information   contained   herein   will  be  more  fully
                        described  in,  and will be  fully  superseded  by,  the
                        descriptions  of the  collateral  and  structure  in the
                        preliminary prospectus supplement and Final Prospecutus.
                        Although the  information  contained in this  Structural
                        Term  Sheet is based on sources  which the  Underwriters
                        believes to  be  reliable,   the  Underwriters  makes no
                        representation  or  warranty  that such  information  is
                        accurate or  complete.  Such  information  should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor   shall
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

----------------------- --------------------------------------------------------

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